SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Private & Confidential

Investor Meeting

Project Swordfish

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Table of Contents

Investment Overview                                                                                                                           Page 3

Transaction Summary                                                                                                                       Page 38

Valuation Analysis                                                                                                                                     Page 43

NewCo Integration                                                                                                                                  Page 53

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Investment
Overview

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Investment Highlights

Confidential

A Compelling Case for a Combination

SendTec / RelationServe Merger = Leading Internet Marketing Company

Solid Financial Platform Generating Strong Revenue and Cash Flow

     million est. ’05 Revenues

     million est. ’05 EBITDA

Approximately    est. ’05 Revenues of Aptimus (Total Enterprise Value:      million).

Large and Growing Markets

Full Service Internet Marketing Company with a Complete Range of Products and
Services

Significant up-sell / cross-sell opportunities among existing client base

Uniquely integrated multi-channel value proposition

Significant Operating Synergies, Revenue Enhancements

Blue-chip, Off-line and Online Customer Base delivering Diversified Revenues

Proven, Experienced Management Team with Multi-disciplinary Skill Sets in Business and Direct Marketing

Highly Respected Experts in Marketing and Advertising Industry

Full-service direct marketing services company

Specialize in customer acquisition and lead generation in Internet
CPA channels and direct response TV advertising

Measurable, ROI-centric marketing and advertising

Media agnostic, optimizing results across all media channels

Turnkey in-house marketing, production and media services

Experienced team of direct marketers and technologists

Scalable technology products and services

SendTec Overview

Confidential

SENDTEC
marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Success Through Understanding

Understanding of our clients’ business and the competitive environment

Analysis of successful and unsuccessful business models in the marketplace

Thorough understanding of our clients’ target customers

Unique Capabilities

Integration of Direct Response Television and Online Advertising

Proprietary real-time tracking systems that can measure and report results, measure ROI and optimize campaigns across integrated media channels

SendTec Core Competencies

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

We are strategic thinkers employing big creative ideas and media clout with new technologies and integrated systems to achieve dramatic and measurable results.  In a market where advertisers demand the highest possible marketing ROI and access to DR media is highly competitive, this approach sets us apart.

Research – Critical to success, we dig deep to understand the product, service and the consumer

Roadmap –  We develop a marketing blueprint, creative brief and supporting financial pro-forma projections

Creative – We develop concepts and scripts and test consumer reactions

Offer Structure – We develop offer matrixes and testing strategies

Media – We develop comprehensive plans for testing and rollout

Technology – We deploy our technology to deliver optimal results

Team – We assign a senior team dedicated to achieving objectives

SendTec Approach

Confidential

Over 500 million actions to date

Generated customer leads that have produced over $2 billion in revenue for our clients

Purchase / venture over $500 million in rate card media/year

Direct and syndicated relationships with 4,000+ websites running our clients campaigns

Grew client roster from a handful in 2000 to over 70 national clients today

Exclusive client engagements providing control of media spend

SendTec Milestones

Confidential

Relative to Online Marketing Networks / Publishers:

  We provide turn-key marketing and advertising solutions

  Unparalleled level of DR experience

  Exclusivity engagements with most clients

  Long-term focus on client marketing ROI

Relative to Ad Agencies:

  We thoroughly understand online Internet marketing

  Extensive experience in direct response television

  Experts in multi-channel integrated marketing

  Publishers/networks rely on us for win-win campaigns

  In-house IT services

  Proprietary tracking, reporting & search technologies

  Cutting edge media planning, buying and analysis tools

SendTec Competitive Advantages

Confidential

Technology Based Services

SearchFactz™ – Search e-Engine Bid Management / Optimization

Factz™ – Tracks Online Response to Offline Marketing

ROY™ – Internet Campaign Management / Optimization

Core/Strata/Nielson – DRTV Media Reporting / Optimization

Maxsponder™ – e-CRM Email Conversion Technology

Market Messenger™ – E-commerce Up-sell Engine

TeleFactz™ – Tracks Telephone Response to Online Marketing

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Strong online & offline direct marketing growth

Cross-selling services to existing clients

Unique search engine marketing technology

Online media arbitrage

Scalable DRTV media buying

Lead generation ASP

More and more online companies looking to drive traffic from offline media

Integration of telephone lead generation systems across the Internet

SendTec Growth Drivers

Confidential

SENDTEC marketingfusion
RelationServe Building Online Relationships, One Customer at a Time.

RelationServe

Building Online Relationships, One Customer at a Time.

RelationServe Overview

Confidential

RelationServe is a leading provider of precision e-Data and direct marketing solutions

Founded in May 2005

Acquired OmniPoint, a former Equifax Partnership

September 2003 – initiation of business

Approximately     million in Revenue in 2004 and projecting     million and    million of
revenue and EBITDA, respectively, in 2005

50+ Employees

600+ Customers

Headquartered in Ft. Lauderdale, FL

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time.

RelationServe

Building Online Relationships, One Customer at a Time.

RelationServe Core Competencies

Confidential

Develop and execute client-tailored online and offline marketing solutions

One of the largest databases of permission-based, web-enabled consumers

Over 85 million consumer e-mail records of 160 million postal records – enhanced with deep demographic and psychographic data

Large file of B-2-B records

Large database results in higher margins and higher ROI per customer

Long-term focus on client marketing ROI

Dedicated and proven sales force with close client contact and ability to cross-sell

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

RelationServe Business Highlights

Confidential

Leading e-marketing solutions company with a comprehensive range of products and services

Large and rapidly growing markets

One of the largest and most accurate databases for appending and enhancing customer data records

Innovative product development

Large, diversified, blue-chip customer base

Strong financial performance

SENDTEC marketingfusion
RelationServe

Macro Business Process Model
Sources of Permission Based Data
Network of Owned Websites
Co-Registration Partner Websites
Permission Data Purchases
Affiliate/Partner Websites
Data Capture and Processing
Demographic Overlays
Product Creation
Data Warehouse
Product Delivery
Targeted Opt-in eMail
eMail Append Solution
On-line Registration

RelationServe Process Model

Confidential

RelationServe E-Mail Append Services

Confidential

E-Mail Appending Service: Supplementing customer databases with email or postal addresses

Access to more than 160 million Postal Addresses

Over 85 million emails plus postal database

Provides accurate, reliable and highly targeted Opt-in marketing lists with e-Mail and postal addresses as well as demographic and lifestyle information

Significant cost reduction for Direct Marketers and Marketers vs. traditional mail campaign while generating greater results and responses

SENDTEC marketingfusion
RelationServe

PEPBOYS
Parts, Tires, Accessories, Service.

Background

PEPBOYS

PEPBOYS contacted us about their desire to supplement
customer databases with emails

Challenges

They wanted to append 2 million postal addresses of
customers throughout the US

Much of their address information was “old” and required
updates

Our Role

We found email addresses for 30% of their postal addresses

Results

We saved the customer $60,000 in yearly marketing costs
by replacing postal addresses with email addresses

Our online program out-performed the offline component

Client Case Study

RelationServe Client Case Study

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Sample of Available Data Attributes

Name

Email

Postal Address

Gender

Occupation

Ethnicity

Apparel

Books

Business News

Computer Ownership

Student

Investors

Retired Persons

Business Opportunity Seekers

Cell Phone Interest

Night Life, Concerts

Health & Fitness

Sports Enthusiasts

Outdoor Interests

Travel

Hobbies/Crafts

Music

Science Enthusiasts

Photography Enthusiasts

Housing Status (rent or own | property type)

Household Income

Marital Status

Employment Status

Education Level

Favorite Television Programs (i.e. drama, comedy, sports,
etc)

Contact Lenses

Eye Glasses

Smoker

Favorite Brand of Cigarettes

Interested in refinancing your home
Recently been married?

Recently had a baby?

Currently pregnant?

Planning on having a baby in the next year?

Primary Internet Connection

Current Cell Phone provider

Religious preference

Political Affiliation

Are you interested in purchasing a vehicle?  If so, what type

What type of vehicle do you own?

What type of household electronics do you own?

What types of pets do you have in your household?

Age

Income

Home Ownership

Presence of Children

Presence of Credit

Interested in a home based business?

How often do you travel internationally

Medical Ailments (over 50 ailments)

Planning a vacation within the next 6 months?

Geographic Targeting

Industry/SIC Code

Revenue

Number of Employees

Job Titles

And many more…

RelationServe Sample Customer Attributes

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Online Registrations / Co-Registration: Online lead generation for client acquisition initiatives

Over 10 million online registration page views per month, with almost double the traffic during the holiday season

Enables site owners to increase revenue

Provides site owners and advertisers with highly targeted leads

RelationServe Online Registration / Co-Reg

On-Line Registration

Confidential

SENDTEC marketingfusion
RelationServe

U.S.ARMY
First Name:
Last Name:
Street Address1
Street Address2
City:
State: *Select a State*
Zip Code:
Date of Birth: Month Day Year
Social Security #:
Please provide email address if would like to receive information about future Army opportunities via email:
Phone:
Please Tell a Little Bit More About Yourself:
In what component of the military did you previously serve? *Choose One*
If Army, Army Reserve or Army National Guard, please provide the three or four digit code for your Military Occupational Specialty
Are you a member of the Army Individual Ready Reserve? Yes No Not Sure
What was your rank/grad category at time of separation?
What was your length of Service? Years
What is your remaining Service Obligation?
Submit

Background

U.S. ARMY

US Army contacted us about the need for increased recruits

Challenges

With war in Iraq, finding recruits has been extremely difficult for the US military

We had to deliver results on a cost-per-action basis with a
narrow time frame

What we did

We developed an attractive online registration program using both proprietary and affiliate websites

Results

We delivered over 17,000 interested recruits

At    / lead, our online program was far more cost effective
then the Army’s current offline initiatives

Total campaign netted to RelationServe          in revenue

Client Case Study

RelationServe Client Case Study

ATTENTION VIOXX® USERS
Over 85 million people who have taken this drug may be at risk. Are you one of them? If so, YOU might be entitled to monetary damages. Merck has withdrawn Vioxx from the market because of alleged links to heart attacks; strokes; and even death in some cases.
Have you or someone you know taken Vioxx?
Yes No
SUBMIT THIS FORM TO START THE PROCESS
First Name
Last Name
Address
Address2
City
State
Select a State
Zip Code
Phone
Email Address
Date of Birth
January
Day
1987
Is This Inquiry About Yourself
Is This Inquiry About A Relative
Have You or a Relative Taken VIOXX®?
Yes
No
Over what period of time?
within 1 year after last taking Vioxx
SUBMIT
ATTENTION VIOXX® USERS Merck & Co. has withdrawn VIOXX® from the market based upon a 3 year clinical study that indicates a link between this anti-inflammatory /pain killer and:
-HEART ATTACKS
-STROKE OR MINI-STROKE
-BLOOD CLOTS
-PULMONARY EMBOLISM
-RENAL FAILURE
-DEATH

Background

VIOXX

Lawyers involved with the recent Vioxx lawsuits contacted
us about finding Vioxx users who may be interested in taking part in a class action lawsuit

Challenges

We had to deliver results on a cost-per-action basis with a
narrow time frame

What we did

We developed an attractive online registration program
using both proprietary and affiliate websites

Results

Client Case Study

We delivered over 12,000 interested Vioxx users

At    / lead, our online program was far more cost effective
then the lawyers’ current offline initiatives

Total campaign gross revenue expected to reach over

RelationServe Client Case Study

Confidential

SENDTEC marketingfusion
RelationServe

> http://www.allaboutb2baccounting.com
> http://www.allaboutb2bcareers.com
> http://www.allaboutb2bconsulting.com
> http://www.allaboutb2bfinance.com
> http://www.allaboutb2bhr.com
> http://www.allaboutb2binsurance.com
> http://www.allaboutb2binternet.com
> http://www.allaboutb2blegal.com
> http://www.allaboutb2bmarketing.com
> http://www.allaboutb2boffice.com
> http://www.allaboutb2bprinting.com
> http://www.allaboutb2bshipping.com
> http://www.allaboutb2btelecommunications.com
> http://www.allaboutb2btravel.com
> http://www.allsportspage.com
> http://www.awesomegiveaways.com
> http://www.doyouwanttowin.com
> http://www.freecatalogs4you.com
> http://www.funforchildren.net
> http://www.healthandnutritiontips.com
> http://www.opmapparel.com
> http://www.opmart.com
> http://www.opmautos.com
> http://www.opmbooks.com
> http://www.opmelectronic.com
> http://www.opmgolf.com
> http://www.opmhardware.com
> http://www.opmhousewares.com
> http://www.opminternet.com
> http://www.opmmovies.com
> http://www.opmmusic.com
> http://www.opmoffice.com
> http://www.opmsports.com
> http://www.opmtoys.com
> http://www.opmtravel.com
> http://www.planetentertainment.net
> http://www.reduceyourbills.net
> http://www.theautotribune.com
> http://www.thebusinesstribune.com
> http://www.thecareertribune.com
> http://www.thecollegetribune.com
> http://www.theconsumertribune.com
> http://www.theeducationtribune.com
> http://www.theexecutivetribune.com
> http://www.thegolftribune.com
> http://www.theinsurancetribune.com
> http://www.theinvestmenttribune.com
> http://www.themedicaltribune.com
> http://www.themovietribune.com
> http://www.themusictribune.com
> http://www.therealestatetribune.com
> http://www.thesportstribune.com
> http://www.thetechtribune.com
> http://www.thetraveltribune.com
> http://www.weddingsweeps.com
> http://www.winthekeys.com
> http://www.wintotravel.com
> http://www.womensinterest.net

Want to succeed in business? Start networking online.

Large Opt-In Database
RelationServe owns and manages a network over of 60 permission-based websites with access to hundreds more from our List Brokerage relationships

More owned
web properties

than any industry

competitor

www.thegolftribune.com

RelationServe Permission-Based Database

Confidential

SENDTEC marketingfusion
RelationServe

Targeted Opt-in eMail

Targeted Opt-In Email

RelationServe Permission-Based Offering

Targeted Opt-in eMail: Permission based emails for direct marketing initiatives

Data is cleansed and updated every quarter with the NCOA (National Change of
Address) System

Extensive verification process keeps database current

Wide selection of demographic and psychographic information to augment address information

We work with high quality partners who are responsible for the actual email transmission

Confidential

SENDTEC marketingfusion
RelationServe

friendsand
join the party
in life it's about who you know
member login
meet our new friends
weekly ipod give-away
weekly
iPod Shuffle
give-away
sign-up free
iPodShuffle
search our site
sign-up free
signing up
is simple, free & easy!
Hi I'm Sam
I joined
friendsand
and met...
message boards
chat rooms
create groups

A wholly owned subsidiary

A social networking website where
individuals participate in online
communities, and form networks of
users by declaring one another to be
“friends”

Differentiates itself from other
companies in this space
by utilizing existing  RelationServe
relationships and data
mining opportunities

Revenue streams include:

Friendsand.com

-Membership

- e-Commerce

- Advertising

- Data Mining

RelationServe – Friendsand.com

Confidential

SENDTEC marketingfusion
RelationServe

American Express Financial Services
AT&T Wireless
CHASE
citi
Microsoft
Spiegel
rd.com Reader's Digest
BMG Bertelsmann
CENDANT
americaneagle.com
FritoLay
FOX .com
Eddie Bauer
Enterprise rent-a-car
Omaha Steaks
VICTORIA'S SECRET
The AARP
U.S. ARMY
BELLSOUTH
Chevron

RelationServe Select Customers

Confidential

RelationServe Competition

Confidential

Competition by Product Offering

InfoUSA

Acxiom

Mail Creations

Data Append

Vendare

FSG

CoReg360

Aptimus

Cool Savings

Co

-

Registration

Vendare

Mail Creations

GRS

Email Labs

Lyris

Constant Contact

Email Marketing

Friendster

LinkedIn

Classmates.com

Tickle

Social Networking

Value Click

Advertising.com

24/7 Real Media

aQuantive

Ad Placement

Google

Yahoo/Overture

MSN

Cool Savings

Ask.com

Search/Portals

InfoUSA

Acxiom

Mail Creations

Data Append

Vendare

FSG

CoReg360

Aptimus

Cool Savings

Intermix Media (News Corp)

Co

-

Registration

Vendare

Mail Creations

GRS

Email Labs

Lyris

Constant Contact

Email Marketing

MySpace (News Corp)

Friendster

LinkedIn

Classmates.com

Tickle

Social Networking

Value Click

Advertising.com

24/7 Real Media

aQuantive

Intermix Media (News Corp)

Ad Placement

Google

Yahoo/Overture

MSN

Cool Savings

Ask.com

Search/Portals

Digital marketing spending
(US$ millions)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Email marketing
Online classifieds
Search engine marketing
Display advertising

	2004	2005	2006	2007	2008	2009	2010
Email marketing	$1,393	$1,451	$1,522	$1,600	$1,557	$1,606	$1,664
Online classifieds	$2,173	$2,654	$3,119	$3,584	$4,000	$4,375	$4,705
Search engine marketing	$4,268	$5,671	$7,067	$8,287	$9,463	$10,533	$11,571
Display advertising	$4,128	$4,890	$5,695	$6,379	$7,017	$7,578	$8,109
Total	**$11,962**	**$14,666**	**$17,403**	**$19,849**	**$22,037**	**$24,093**	**$26,049**
Percent of total advertising	5%	6%	6%	7%	7%	7%	8%

(numbers have been rounded)

Source: Forrester Research, Inc.

Industry Overview

Total US online advertising and marketing spending will reach $14.7 billion in
2005, a 23% increase over 2004

Industry Overview

Confidential

Industry Overview

Online Media Consumption Share vs. Internet Advertising Share

0.2

0.8

1.6

1.5

2.1

2.4

2.9

3.6

4.7

5.1

0.1

0.5

0.9

2.0

3.2

3.1

2.5

2.9

3.6

4.3

0.0%

1.0%

2.0%

3.0%

4.0%

5.0%

6.0%

1996

1997

1998

1999

2000

2001

2002

2003

2004E

2005E

Internet Audience Share %

Ad Revenue Share %

Hangover

Honeymoon

$2.8 Billion Gap

2006E

5.4

4.8

“Bubble”

Source: IAB, Universal McCann (Robert Coen) and Thomas Weisel Partners Internet Monthly, 3/7/05.

Confidential

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
($ in billions)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
14% CAGR
$6.6
$8.4
$10.7
$12.3
$13.8
$15.0
$16.1
3.5%
4.1%
5.0%
5.6%
6.0%
6.2%
6.5%
2003
2004
2005
2006
2007
2008
2009
Total Online Ad Spending
Percentage of Off-Line Ad Spending

Industry Overview

Online Advertising Capturing Off-Line Ad Spending

Source: Jupiter Research, 2004.

Confidential

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28
Years from Inception
Cable - Beginning 1980
Internet - Beginning 1996

Industry
Overview

Source: IAB, Universal McCann (Robert Coen) and Thomas Weisel Partners.

Cable Network versus Internet: Ad Market Share from Year of Inception

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

DRTV Sector Overview

Advertising spend for DRTV climbed from $20.1 billion in 1999 to $25.8 billion in
2004

DR broadcast-driven sales grew 9.1 percent annually, from $108 billion in 1999 to $167 billion in 2004

2007 projections in advertising spending are $30.9 billion for DRTV, with a corresponding jump in sales projected at $218 billion for DRTV

DRTV is quickly becoming a major tactic by a growing number of Fortune 500 firms like Sears Roebuck, AARP, IBM, Bristol-Myers Squibb, Motorola, and
Carnival Cruises

While the Internet has emerged strongly, DRTV per the DMA is also growing exponentially and becoming a vital part of the direct marketing mix

Confidential

SENDTEC marketingfusion
RelationServe

SENDTEC
marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time.
Macro Business Process Model
Sources of Permission Based Data
Data Capture and Processing
Product Creation
Product Delivery
Network of Owned Websites
Co-Registration Partner Websites
Permission Data Purchases
Affiliate/Partner Websites
Demographic Overlays
Data Warehouse
Targeted Opt-in eMail
eMail Append Solution
On-line Registration
Financial Services
AT&T Wireless
CHASE
citi
Microsoft
Spiegel
Reader's Digest
BMG
CENDANT
americaneagle.com
Eddie Bauer
Enterprise
OMAHA STEAKS
VICTORIA'S SECRET
AARP
BELLSOUTH
Chevron
ubid
AARP
COLUMBIA HOUSE
AMERIQUEST

Product Positioning and Integration

Confidential

NewCo Product Offering

Internet

Marketing Services

Direct

Response TV

- Results

- Data

- Sales

Margin

Cross-Sell

Full Service

Strategic, Production

and Creative Services

SENDTEC
marketingfusion
RelationServe

American Express Financial Services
AT&T Wireless
CHASE
Columbia House
TiVo
citi
Microsoft
Spiegel
Reader's Digest
real
BMG
CENDANT
americaneagle.com
NETFLIX
AAA
AARP
FritoLay
FOX.com
Eddie Bauer
Enterprise rent-a-car
OMAHA STEAKS
VICTORIA'S SECRET
AARP The
GREY INTERACTIVE
ubid
U.S. ARMY
BELLSOUTH
Chevron
Shell
Pfizer
GE
peoplepc
AOL
AHS AMERICAN HOME SHIELD
HOVEROUND
Pedigree
COSMETIQUE
AMERIQUEST MORTGAGE COMPANY
Rhino Linings
Shark cordless sweeper
points.com Get More Rewards, Faster.

Customer Integration

Confidential

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Revenue Synergies

Confidential

Numerous revenue synergies on a combined basis

Cross-sell data to SendTec clients

Append data to SendTec Internet lead processes to increase lead value and conversion %

Access to captive web-site media (i.e., co-registration, pop-ups, email, etc.)

Access to data records with phone numbers to enhance SendTec client phone prospecting

Cross sell of SearchFactz to RelationServe customer base

Consumer Data Marketing Research to improve SendTec client marketing campaigns

Cross sell of TelFactz to RelationServe customer base

Cross sell of SendTec’s offline marketing services to RelationServe customer base

Potential Revenue Synergies

Valuation Analysis

Confidential

Valuation Analysis

Confidential

The following valuation analyses reflect the implied valuation of NewCo as a stand-
alone entity in the public marketplace or in a private sale based on:

Overview

Selected Public Company
Analysis

Calculates the range of potential Newco equity values based on the trading multiples of estimated
2005 revenues, Earnings Before Interest, Taxes, and Depreciation and Amortization (EBITDA),
and earnings as of September 19, 2005 for Internet Marketing Services companies deemed to be comparable.

Analysis of Selected
Precedent
Transactions

Calculates a range of potential enterprise values of NewCo against recent M&A transactions –
specifically those completed in 2005 YTD - deemed comparable by us due to business and transaction similarities, using the range of enterprise multiples to Revenues and EBITDA and implied equity value as a basis for our analysis.

The following table summarizes these findings using combined actual and estimated results:

Selected Public

Company Analysis

Selected Precedent

Transaction Analysis

Suggested
Equity Value

Implied Pro
forma Share Price

Suggested
Equity Value

Implied Pro
forma Share Price

Company	Ticker	Price 09/19/05	Market Cap.	TEV	Revenues 2004A	Revenues 2005E	Revenues 2006E	Growth '04-'05	Growth '05-'06	TEV / Revenues 2005E	TEV / Revenues 2006E	P / E 2005E	P / E 2006E	TEV / EBITDA 2005E	TEV / EBITDA 2006E	Total Cash	Total Debt
Internet Marketing Services																	
APTIMUS, INC.	APTM	$14.61	$113	$103	$14	$19	$29	39%	49%	5.3x	3.5x	30.6x	20.6x	27.6x	15.9x	$10	$0
AQUANTIVE, INC.	AQNT	$20.05	$1,517	$1,530	$158	$298	$357	89%	20%	5.1x	4.3x	47.6x	36.9x	22.0x	17.6x	$68	$80
DIGITAS INC.	DTAS	$11.31	$1,106	$1,062	$382	$338	$392	-11%	16%	3.1x	2.7x	24.3x	21.6x	20.1x	15.6x	$45	$0
MARCHEX, INC.	MCHX	$16.53	$619	$548	$44	$92	$127	109%	38%	6.0x	4.3x	45.7x	29.8x	19.3x	12.6x	$71	$0
24-7 REAL MEDIA, INC.	TFSM	$6.16	$277	$261	$85	$132	$172	55%	30%	2.0x	1.5x	35.4x	20.0x	30.3x	16.7x	$31	$14
VALUECLICK, INC.	VCLK	$15.70	$1,333	$1,204	$169	$276	$381	63%	38%	4.4x	3.2x	36.6x	27.7x	16.7x	11.7x	$221	$92
						High		109%	49%	6.0x	4.3x	47.6x	36.9x	30.3x	17.6x		
						Median		59%	34%	4.7x	3.4x	36.0x	24.6x	21.1x	15.7x		
						Mean		57%	32%	4.3x	3.3x	36.7x	26.1x	22.7x	15.0x		
						Low		-11%	16%	2.0x	1.5x	24.3x	20.0x	16.7x	11.7x

Selected Public Company Analysis

Confidential

($’s in millions, except per share data)

Selected Public Company Descriptions

Confidential

aQuantive Incorporated - The Group's principal activity is to provide digital marketing services and Internet advertising based technology to businesses. It operates in three segments: Digital Marketing Services, Digital Marketing Technologies and Digital Performance Media. Digital marketing services segment provides service to clients in web advertising, web site development, email services, strategic portal relationships, affiliate programs, customer targeting, analytical services, search-engine marketing and creative. Digital marketing technologies segment provides digital marketing management system to manage digital marketing programs and web site effectiveness. Digital performance media segment purchases from web sites to resell to the clients. During 2004, the Group acquired NetConversions,Inc, SBI.Razorfish, TechnologyBrokers and MediaBrokers.

Internet Marketing Services

Digitas Incorporated - The Group's principal activity is to provide strategy consulting, marketing agency and marketing technology infrastructure services. It provides marketing programs, customer strategy, technology platforms and channel operations that supports the clients to achieve measurable, lasting improvement in their marketing productivity. The clients of the Group are American Express, AT&T, America Online, General Motors and New York Times. During 2004, the Group acquired Modem Media, Inc. It operates in the Untied
States and the United Kingdom.

Aptimus, Inc.– The Group's principal activity is to provide online marketing solution that enable marketers to reach targeted audiences with specific promotional offers through
Internet. The Group operates through its database configuration and software platform, Dynamic Revenue Optimization network. This network presents consumers with relevant offers geared to their immediate interests, allowing marketers to reach consumers with the right offers when they are most likely to respond. Through this network, the Group generates sales leads, creates product awareness and initiates consumer purchases through multiple online marketing vehicles, including free and trial offers, banner advertising, e-mail newsletter sponsorship and others. It distributes advertisements for direct marketing advertisers across a network of third-party Web sites and Group-owned and licensed email lists. It operates in the United States.

24/7 Real Media Incorporated - The Group's principal activity is to provide interactive marketing and technology solutions. It operates in three segments: Media, Search and
Technology. The Media solutions is comprised principally of the 24/7 Web Alliance, which represent web sites with brand names, quality content and global reach. Through the Search solutions, the Group provides performance-based search marketing services for the Internet. The Technology solutions includes online advertising and analytics software licensed to customers and hosted locally on the customers' servers or services provided to customers from software hosted centrally on our servers. The Group sell its products and services worldwide from 18 sales locations in 11 countries throughout North America, Europe, Asia and Australia. The Group has operations in the United States, Canada and Europe. On 08-
Jan-2004, the Group acquired Real Media Korea Ltd. On 19-Aug-2004, the Group acquired Decide Interactive.

ValueClick Incorporated - The Group's principal activities are to provide products and services that enable marketers to advertise and sell their products. The Group provides software that assists advertising agencies with information management regarding their financial, workflow and offline media buying and planning processes. The customers of the
Group are advertisers and direct marketers, as well as the agencies that service these groups. The Group operates in three segments: media segment provides a comprehensive suite of online media services and tailored programs; affiliate marketing segment offers technology and services that enable advertisers to manage, track and analyze a variety of online marketing programs; technology segment offers technology infrastructure tools and services. On 06-Aug-2004, the Group acquired Pricerunner AB.

Marchex, Inc. - The Group's principal activity is to provide technology-based services to merchants engaged in online transactions. The Group also provides performance-based advertising and search marketing industries, which is focused on helping merchants market and sell products and services via the Internet. The Group provides these services through its wholly owned operating subsidiaries, Enhance Interactive and TrafficLeader. On 27-Jul-2004, the Group acquired goClick.com Inc and on 27-Apr-2005, certain assets of Pike Street
Industries, Inc.

SENDTEC marketingfusion
RelationServe

Ann. Date	Completed Date	Target	Acquiror	Ann. Value ($MMs)	LTM Revenue Multiple	LTM EBITDA Multiple	Consideration	Target Business Description
9/7/2005	—	Bigfoot Interactive	Alliance Data Systems (NYSE: ADS)	$120.0	4.0x	14.0x	Cash	Provider of ROI-based email communications and marketing automation solutions through permission-based email. *Boston Meridian: Acquisition expands ADS' footprint in the North America marketing segment, specifically in the financial and retail verticals - specifically fitting in with their Epsilon database management division.*
9/5/2005	—	LinkShare	Rakuten (Japan Exchange)	$407.0	8.3x	26.3x	Cash	Performance-based marketing with more than 10 million e-commerce relationships and over 500 clients. *Boston Meridian: Deal provides Rakuten with a first step into the U.S. market in an international expansion effort - Rakuten has a market capitalization of ~$10 billion and is the 7th largest Internet company.*
8/10/2005	—	Fastclick (Nasdaq: FSTC)	ValueClick (Nasdaq: VCLK)	$201.5	2.7x	20.2x	Stock	Provides online advertising services and technologies, including an advertising network of more than 9,000 third-party Web sites that reaches over 112 million unique U.S. Internet users. *Boston Meridian: Acquisition will provide Valueclick's Media division with a large reach into Internet users, enhancing their position with advertisers and publishers.*
7/18/2005	—	Intermix Media (AMEX: MIX)	News Corp (NYSE: NWS)	$572.4	7.2x	57.2x	Cash	MySpace and Intermix's rapidly growing portfolio of more than 30 websites attract millions of young Internet users as well as advertisers to a virtual environment featuring music, blogs and other online features. *Boston Meridian: Acquisition nearly doubles News Corp's Web traffic to more than 45 million unique monthly visitors.*
3/17/2005	7/19/2005	Ask Jeeves (Nasdaq: ASKJ)	IAC / InterActive (Nasdaq: IACI)	$1,971.8	7.5x	23.4x	Stock	Provides of information retrieval technologies, brands and Internet advertising services. *Boston Meridian: Acquisition enables IAC to move into the web search marke and benefit from growth in the online advertising market.*
4/25/2005	7/13/2005	DoubleClick (Nasdaq: DCLK)	Hellman & Friedman / JMI Equity	$944.1	3.1x	16.1x	Cash	Provider of solutions for advertising agencies, marketers, and web publishers to plan, execute, and analyze their marketing programs. *Boston Meridian: Transaction will allow DoubleClick to be more focused on providing their data marketing services to their customers.*
6/13/2005	6/27/2005	Web Marketing Holdings	ValueClick (Nasdaq: VCLK)	$140.5	2.4x	NA	Cash & Stock	Doing business as Webclients.net Inc., generates customer leads for companies that advertise online through a network of roughly 1,500 Web sites and more than 30 million consumers. Positive '05 EBITDA. *Boston Meridian: Acquisition will help ValueClick expand its customer base, which includes online advertisers and Web publishers, among other clients.*

Selected Precedent Transaction Analysis

Confidential

SENDTEC marketingfusion
RelationServe Building Online Relationships, One Customer at a Time

Ann. Date	Completed Date	Target	Acquiror	Ann. Value ($MMs)	LTM Revenue Multiple	LTM EBITDA Multiple	Consideration	Target Business Description
3/28/2005	5/6/2005	Digital Impact (Nasdaq: DIGI)	Acxiom Corp (Nasdaq: ACXM)	$115.6	2.6x	24.3x	Cash	Integrated digital marketing solutions combining campaign management with advanced analytics to assist account and client teams in designing, sending and analyzing direct marketing communications. *Boston Meridian: Acquisition gives Acxiom an immediate presence in the digital technology marketplace.*
10/12/2004	–	Epsilon Data Management	Alliance Data Systems (NYSE: ADS)	$300.0	2.5x	NA	Cash	Integrated direct marketing solutions that combine value-added marketing, transaction, technology and analytical services. 700 employees. *Boston Meridian: Acquisition reinforces ADS's significant loyalty presence in North America with ADS's model of transaction-rich processing and marketing services with firm pricing and minimal attrition.*
9/10/2004	9/16/2004	Vividence Corp	Keynote Systems (Nasdaq: KEYN)	$20.0	1.9x	Not Profitable	Cash	Web-based customer research that provides actionable insight into online customer experience, market trends and industry strategies. $5mm earnout. '05 revenue of $11-$14mm; accretive to operating income; 130 active customers. Boston Meridian: Keynote's 11th acquisition in 4 years and third in the customer experience management space underscoring Keynote's mission to improve e-business performance from both an operational and business perspective.
8/19/2004	8/19/2004	Decide Interactive	24/7 Real Media (Nasdaq: TFSM)	$34.6	3.0x	N.A.	Cash & Stock	Paid search campaign management and optimization technology headquartered in Australia. *Boston Meridian: Acquisition delivers paid search bid management tools, paid inclusion technology, and a stronger presence in the Asia-Pacific region.*
6/24/2004	8/2/2004	Advertising.com	America Online (NYSE: TWX)	$435.0	2.9x	23.7x	Cash	The nation's largest third party ad network, reaching an estimated 70 percent of all U.S. Internet users delivering proprietary technology to help more than 800 advertisers optimize the effectiveness and reach of their online ad purchases. Boston Meridian: Acquisition underscores AOL's determination to strengthen its competitive position in a strategic move that will bolster AOL's advertising business.
6/28/2004	7/27/2004	SBI.Razorfish	aQuantive (Nasdaq: AQNT)	$160.0	1.7x	N.A.	Cash	Largest independent interactive agency. 500 employees. Profitable. Expected to contribute 6-month EBITDA of $3-$4mm. Consideration consists of $85mm of cash and $75mm of convertible notes. *Boston Meridian: Transaction combines largest independent buyer of Internet media with the largest independent website marketing services agency to provide a comprehensive digital services offering.*
7/15/2004	10/15/2004	Modem Media (Nasdaq: MMPT)	Digitas (Nasdaq: DTAS)	$145.4	2.4x	15.6x	Stock	Interactive marketing and service firm recognized for innovation and effectiveness. 270 employees. Expected accretive in first full calendar year. Q2 EBIT was $2.5mm. 2004E revenue was to be $53-$57mm. *Boston Meridian: Deal creates an industry leader in interactive and database marketing and brings a number of high profile, key accounts in a number of industries not served by Digitas.*

Selected Precedent Trans. Analysis (cont.)

Confidential

SENDTEC marketingfusion
RelationServe

Ann. Date	Completed Date	Target	Acquiror	Ann. Value ($MMs)	LTM Revenue Multiple	LTM EBITDA Multiple	Consideration	Target Business Description
5/14/2004	6/24/2004	Performics Inc.	DoubleClick (Nasdaq: DCLK)	$58.0	3.2x	N.A.	Cash	Technology used in managing marketing campaigns on search engines. Up to $7mm in earnout. 130 employees. *Boston Meridian: Acquisition expands reach into online search engines; deal also improve products for measuring the performance of a customer's entire online spend, including search keywords, banners and rich media.*
3/4/2004	5/6/2004	Interactive Search Holdings	Ask Jeeves (Nasdaq: ASKJ)	$360.1	4.2x	N.A.	Cash & Stock	Owner of a number of popular sites and search services including sweepstakes site iWon.com and portal Excite.com. *Boston Meridian: Acquisition doubles Ask Jeeves' market share and enhances their ability to compete in the search market and generate ad revenue from search-related marketing.*
3/2/2004	3/17/2004	SmartPath Inc.	DoubleClick (Nasdaq: DCLK)	$24.1	4.8x	N.A.	Cash	Marketing Resource Management software. 35 customers. *Boston Meridian: Acquisition adds marketing planning and operational management solutions to the DoubleClick's existing offerings while expanding their platform and services capabilities in traditional marketing channels.*
2/23/2004	3/23/2004	Comet Systems	FindWhat.com (Nasdaq: FWHT)	$18.1	2.1x	13.4x	Cash & Stock	Provider of connected desktop consumer software. $10mm potential earnout. *Boston Meridian: Acquisition gives FindWhat.com access to the millions of consumers who have voluntarily downloaded Comet software and search functionality directly on to their PCs delivering a greater understanding of consumer behavior on the Internet.*

2005 Median Multiple:	3.6x	23.4x	
2005 Mean Multiple:	4.7x	25.9x	
Maximum Multiple:	8.3x	24.3x	
Minimum Multiple:	1.7x	13.4x

Selected Precedent Trans. Analysis (cont.)

Confidential

ThinkEquity	Piper Jaffray	Pacific Crest	SunTrust Robinson Humphrey	Harris Nesbitt	Jefferies	Kaufman Bros.	Merriman Curhan	Pacific Growth	Roth Capital	Stephens	Thomas Weisel
	Stewart Barry 415.249.2926	Safa Rashtchy 650.838.1347	Chad Bartley 503.417.9386	Stuart Kagel 212.291.3585	Leland Westerfield 212.885.4121	Youssef Squali 212.284.2121	Mark May 212.292.8134	Richard Fetyko 646.292.1446	Derek Brown 415.274.6862	Richard Ingrassia 949.720.7161	Kyle Evans 501.377.6376	Christa Quarles 415.364.7154
24/7 Real Media	x	x	-	x	-	-	-	-	-	-	-	-
Aptimus	x	-	-	-	-	-	-	x	-	x	-	-
aQuantive	x	x	x	x	x	x	x	x	x	x	x	x
Digitas	x	x	x	-	x	-	-	-	-	-	-	-
Marchex	x	x	-	-	-	-	x	-	-	-	-	x
ValueClick	x	x	x	x	-	x	-	-	x	-	x	-
Companies Under Coverage	6	5	3	3	2	2	2	2	2	2	2	2

* Includes Wall Street firms covering two or more of the Comparable Companies.

Potential Research Coverage

Confidential

Wall Street Research Coverage of Comparable
Companies*

NewCo Integration

Confidential

SENDTEC
marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Management / Governance

Confidential

Paul Soltoff, Chairman and CEO – Founder DRTV Division and EVP of Saatchi &
Saatchi (29 years of industry experience)

Eric Obeck, President – Head of Corporate Banking for Bank of America (17)

Donald Gould, CFO – CFO HealthPlan Services a NYSE Company (18)

Tom Alison – President HSN Telemarketing; VP Wunderman; SVP NordicTrack (31)

Steven Morvay, SVP/MD – President Saatchi & Saatchi Direct; VP Ogilvy & Mather;
HBO (30)

Mandee Heller Adler, COO RelationServe –Co-Founder, EVP, Vice Chairman and COO
of Women’s Financial Network at Siebert; Founder and CEO of Heller Adler Consulting
(9)

Ohad Jehassi, President, Friendsand.com - COO, Director of Interactive Marketing, AOL
Latin America; Principal of Initium Management Consulting (12)

Paul Soltoff
Chairman & CEO
Donald Gould
CFO
Eric Obeck
President
Accounting & Finance
HR & Benefits
Legal
Facilities
Sales & Account Management
Agency Services
Products
Operations & IT

Organizational Structure

Confidential

Executive Level Function Organizational Chart

Eric Obeck
President
Mandee Heller Adler
COO
RelationServe
Steven Moray
EVP / Managing Director
New York
Angie McCloskey
VP Business Development
OPEN (TBD 10/05)
(candidate identified)
General Manager
SearchFactz
OPEN (TBD Q4/05)
COO
SendTec
Kobi Chukran
VP Interactive
Marketing
Ohad Jehassi
President
FriendsAnd.com
Gill Merbz
Consultant
Tom Rogers
VP Sales
RelationServe
John Logan
CTO
RelationServe
Dori Acampora
Client Services
Cynthia Tully
Sr. Account Exec
Sr Account
Manager
Fred Schwartzfarb
Offline Media Sales
Irv Brechner
Business
Development
Tony Orell
Director Biz Dev
Bridget Shea
Sr Account
Manager
OPEN
Director Biz Dev
Janel Landis
Sr. Search
Strategist
Andrea Trazsi
Marketing
Specialist
OPEN
Product Mgr /
Strategist
Dorothy Weaver
Search
Implementation
See Additional
Org Chart
Sudsy Monchik
VP Co-reg Leads
Adam Brown
Manager
Co-reg Traffic
VP Sales
Sales Force
Bob James
Help Desk
Alex Ehrenthal
Consultant
Lisa Mottern
Fulfillment Manager
Sunny Raipal
Prod / Fulfillment
John Lucas
Email Appends
Help Desk

Organizational Structure

Confidential

Corporate Organizational Chart

SENDTEC marketingfusion
RelationServe

OPEN (TBD Q4/05) COO SendTec
Allen Vance Director Technology & Ops
Harry Greene EVP Creative Services
Kristina Williams Director of Operations
Dave Redmond Lead Developer
Diane Mardis Senior Producer
Brad Barkley Senior Editor
Jen Belcher Traffic
Bethany Hunter Traffic
OPEN (candidate ID'd) Traffic
Carl Lafollett SearchFactz Developer
Frederic Bonneville Database Programming
Joey Schluchter Sr Developer
Paul Kella Sr Developer
DJ Milleman Network Administrator
Spike Conklin Production Asst
OPEN Creative Director
Chris Brimmer Senior Editor
Jordan Jacobson Sr Copywriter
Jim McCabe Senior Art Director
Bryan Miller Copywriter
Bill Daniel Jr. Copywriter
Scott Headlee Art Director
Bill Valenti Art Director
Tom Alison SVP Marketing
Shari Reardon Media Director
Tim Daly Director of Mktg & Strategy
OPEN Director of Telemarketing
Stephanie Fiala Offline Media Manager
Micah Ouellette Online Media Manager
Linda Summers Sr Marketing Strategist
Natasha Humphry Marketing Strategist
Jennifer Field Telemarketing Specialist
Jen Mathis Media Buyer
Frank Sytranovich Sr Media Buyer
Anthony Duss Account Exec
Beth Kostreva Account Exec
Angela Williams Media Buyer
Scott levey Traffic

Confidential

SendTec Division Organizational Chart

Organizational Structure

SENDTEC marketingfusion
RelationServe

Donald Gould
Chief Financial Officer
Corporate Counsel
TBD (Q2 2006)
Corporate
Controller
TBD (Q4 2005)
Facilities Manager
TBD (Q4 2006)
Elizabeth Walters
HR Director
Corporate
Accountant
TBD (Q1 2006)
Rachel Diaz
HR Manager
Cheryl Carlin
SendTec Division
Controller
Steve Stowell
Relation Serve
Division Controller
Recruiter
TBD (Q1 2006)
Receptionist
TBD (Q4 2005)
Gerecia Edmond
Receptionist
A/R and A/P
TBD (Q2 2006)
Jocelyn Villa
Assistant Controller
Accountant
TBD (Q4 2005)
Accountant
TBD (Q1 2006)
Daniel Merchant
Accountant
Kathy Prat
Accounting
Assistant
Accountant
TBD (Q4 2005)

Confidential

Finance and Accounting Group

Organizational Structure

Integration Timeline and Plan

Confidential

180-Day Priority Action Items

Key Account

Prioritization,

Visitation &

Messaging

Industry

Messaging

Press

Analysts

Trade Shows

Begin

General

Ledger

Integration

Broader

Account

Positioning

Strategy

Roll-out &

Implementation

Wall Street

Messaging

Build

Analyst Coverage

Integration

Teams Formed

-Sales & Marcom

-Human Resource

-Finance & Legal

-MIS

-Development

Employee

Messaging

Sales

Compensation

Plan Finalized

Formulate ‘06

Consolidated

Budget

Begin HR

Integration

Joint

Go to Market

Strategy

Complete

Collateral &

Branding

Finalized

Redundancies

Terminated

Target

Marquee

Industry

Announcement

Target

NASDAQ

Small Cap.

Listing

Finalize

Company-wide

Compensation

Plan

Information

Technology

Systems

Integrated

Info. Tech. System

Integration Begins

60

Day

120

Day

180

Day

Immediate Areas of Concentration

Confidential

Customer Retention

Transaction announcement made – August 10th , 2005

All SendTec customers notified of the Transaction and the merits of the combination

Thus far, have only received positive customer feedback

Key Hires

SendTec Chief Operating Officer

Corporate Controller

General Manager of SearchFactz

Accounting System

Upgrade & integrate both accounting systems (likely to require outside consultant)

Cross-sell Services to Each Others’ Customers

i.e., Sell SearchFactz to select RelationServe clients

Sell e-mail append to SendTec’s clients with large offline databases

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Integration Team Responsibilities

Confidential

Paul Soltoff, Eric Obeck, Mandee Heller Adler – Strategy and Sales Integration

Eric Obeck and Ohad Jehassi  - Operations and Technology Integration

Donald Gould  -  Accounting and Human Resources Integration

Client Integration

Confidential

Schedule meeting with all department heads following merger and push down information to all associates

30-day plan to identify and engage boutique PR firm with specialized experience in mergers in the advertising  / Internet industries to develop and execute 120-day broad market public relations program

15-day plan to finalize strategy for “Company” corporate identity, branding and initial collateral materials including company name and stock symbol

15-day plan to develop initial communication strategy for positioning merger to clients, and industry gate keepers prior to formal publicity launch

90-day plan to develop promotional roadmap for conferences, industry events, editorial calendars and speaking engagements

Post 120-days, develop print, search and online advertising campaign including longer-
term collateral materials, and ongoing public relations program

Key Conferences

Confidential

Direct Marketing Association Show (October, 2005)

Ad- Tech New York (November, 2005)

Database Marketing Conference (December, 2005)

Shop.org Conference (April, 2006)

Distance Education Conference (August, 2006)

Electronic Retail Association (September, 2006)

DMA Catalogue Conference (TBD)

SENDTEC marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Public Company Preparation

Confidential

NASDAQ Listing

NASDAQ application completed and sent

Currently working on response to first set of comments

Sarbanes Oxley Compliance

Key Management (Mandee Heller Adler) is a recognized “Expert” in Section 404
Sarbanes Oxley Compliance

Completed mapping of Key Operational and Financial Risks and Controls

Initiated documentation on Key Financial Operational and Financial Processes
including Accounts Payable, Fulfillment, the Appends Process and The Co-
Registration Process

Identified Internal Process Managers and External Consultants

SENDTEC
marketingfusion
RelationServe
Building Online Relationships, One Customer at a Time

Professional Advisors

Confidential

  Professional Relationships in Place

Harvey Kesner, Esq.

Olshan Grundman Frome Rosenzweig & Wolosky LLP

65 East 55th Street

New York, NY  10022

Tel: (212) 451-2300

Joseph D'Arelli

Sherb & Co., LLP

2700 N. Military Trail, Suite 200

Boca Raton, FL  33431

Tel: (561) 939-1275

Legal Representation

Accounting Representation